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Prospectus Supplement

April 1, 2009

For the following funds with currently effective prospectuses dated
July 30, 2008 — February 1, 2009

AMCAP Fund,®  Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
The Growth Fund of America,® Inc.
International Growth and Income Fund,SM Inc.
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,® Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

The following paragraphs are added as the second and third paragraphs to the "Choosing a share class" section of the prospectus (references to Class 529-B shares are not applicable to The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia):

Effective April 21, 2009, Class B and 529-B shares may not be purchased or acquired by exchange from share classes other than Class B or 529-B shares. Any investment received by the fund on or after this date that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and subject to any applicable sales charges. In addition, if the fund is notified prior to April 21, 2009 that the arrangement currently in place to finance qualified dealer compensation in support of the sale of Class B and 529-B shares has been withdrawn, any investment in such shares on or after that date will instead be invested in Class A or 529-A shares and subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares on or after April 21, 2009, or on or after the date of such notification, as described in the previous paragraph. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering such shares until they convert.

Keep this supplement with your prospectus

MFGEBS-021-0309M  Litho in USA  CGD/LPT/10032-S19907